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                                                       [SHIP LOGO VANGUARD/(R)/]




VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO



Supplement to the Prospectus Dated April 29, 2009

The Annual Portfolio Operating Expenses table for Vanguard Variable Insurance Fund-Money Market Portfolio is replaced with the following:

Annual Portfolio Operating Expenses
(Expenses deducted from the Portfolio's assets)
-------------------------------------------------------------------------------
Management Expenses                                                      0.16%
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12b-1 Distribution Fee                                                   None
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Other Expenses                                                           0.06%
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Total Annual Operating Expenses (before expense limitation)/1/           0.22%
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1 The Total Annual  Operating  Expenses have been  restated to reflect  expenses being deducted from current Portfolio assets,  which include expenses related to the Portfolio's  participation in the Treasury Money Market  Guarantee  Program.
Vanguard has  voluntarily  agreed to  temporarily  limit  certain net  operating expenses  in excess of the  Portfolio's  daily yield so as to maintain a zero or positive yield for the Portfolio.  Vanguard may terminate the temporary  expense limitation at any time.
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



(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS64 072009